UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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THE MICHAELS COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/MIK or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Central Time, on June 9, 2020. Important Notice Regarding the Availability of Proxy Materials for the The Michaels Companies, Inc. Annual Meeting of Stockholders to be Held on June 10, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and our 2019 Annual Report to Stockholders are available on our website at http://investors.michaels.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site. www.envisionreports.com/MIK Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/MIK. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 29, 2020 to facilitate timely delivery. + 2 N O T C O Y 03859C MMMMMMMMM Stockholder Meeting Notice1234 5678 9012 345

The Annual Meeting of Stockholders of The Michaels Companies, Inc. will be held on June 10, 2020 at Michaels Support Center, 8000 Bent Branch Drive, Irving, Texas 75063, at 8:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. 2. To elect the directors standing for election as specifically named in the proxy statement; To approve the amendment and restatement of the Second Amended and Restated Michaels 2014 Omnibus Long-Term Incentive Plan (such amendment and restatement, the “Proposed Plan”), which provides for an increase of the shares of Common Stock available for award under the Proposed Plan and the removal of certain technical changes to provisions that are no longer applicable following the enactment of the Tax Cuts and Jobs Act of 2017; To ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm of the Company for the current fiscal year; and Any other business properly brought before the meeting. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to The Michaels Companies, Inc. 2020 Annual Meeting Directions to The Michaels Companies, Inc. 2020 Annual Meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/MIK. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/MIK. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials The Michaels Companies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2020. — — — Stockholder Meeting Notice